UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2017

DNIB UNWIND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Development Specialists, Inc.

333 South Grand Avenue, Suite 4070

Los Angeles, California 90071

(Address of principal executive offices) (Zip Code)

(213) 617-2717

(Registrant’s telephone number, include area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Quarterly Summary Report

As previously disclosed, on May 1, 2016, DNIB Unwind, Inc. (f/k/a BIND Therapeutics, Inc.) (the “Company”) and one of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code. On September 26, 2016, the Bankruptcy Court entered an order approving the plan of liquidation proposed by the Company and one of its subsidiaries (as amended, the “Plan”) and the Liquidation Trust Agreement by and among the Company, its debtor subsidiary and Geoffrey L. Berman, solely in his capacity as trustee of the DNIB Liquidation Trust (the “Liquidation Trust Agreement”). As previously disclosed, on October 11, 2016, the Plan went effective and all assets of the Company were transferred to the DNIB Liquidation Trust.

On February 3, 2017, the Company filed its post-confirmation quarterly summary report for the period of October 1, 2016 through December 31, 2016 with the Bankruptcy Court (the “Summary Report”), which also included, as required by the Liquidation Trust Agreement, financial statements and receipts and disbursements of the DNIB Liquidation Trust for the fiscal year ended December 31, 2016. The Summary Report is attached to this Current Report on Form 8-K as Exhibit 99.1.

Cautionary Statements Regarding the Quarterly Summary Report

The Company cautions holders of beneficial interests in the DNIB Liquidation Trust not to place undue reliance upon the information contained in the Summary Report. The Summary Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Summary Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Summary Report was not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Post-Confirmation Quarterly Summary Report for the Period of October 1, 2016 through December 31, 2016, filed February 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNIB UNWIND, INC.

Date: February 8, 2017	By:	/s/ Geoffrey L. Berman

Geoffrey L. Berman
Chief Restructuring Officer

INDEX TO EXHIBITS

99.1	Post-Confirmation Quarterly Summary Report for the Period of October 1, 2016 through December 31, 2016, filed February 3, 2017